UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

IGI LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue Buena, New Jersey		08310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On December 21, 2012, IGI Laboratories, Inc., a Delaware corporation (the “Company”), closed a $2,000,000 private placement (the “Offering”) with Amzak Capital Management, LLC (the “Investor”). Pursuant to the terms of a Securities Purchase Agreement entered into with the Investor (the “Purchase Agreement”) on December 20, 2012, the Company issued to the Investor (i) 1,965,740 shares of the Company common stock, par value $0.01 per share, held in treasury (the “Shares”), and (ii) a ten-year warrant to purchase up to an aggregate of 387,201 shares of the Company common stock, with an exercise price of $0.01 per share (the “Warrants”). The Warrants are exercisable immediately. The Company intends to use the proceeds from this Offering to fund a proposed product acquisition.

In connection with the Offering, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of December 20, 2012, with the Investor, relating to the registration of the Shares, the Warrants and the shares of common stock issuable upon the exercise of the Warrants, issued in connection with the Offering (the “Registrable Shares”). The Registration Rights Agreement provides that the Company will file a “resale” registration statement (the “Initial Registration Statement”) covering all of the Registrable Shares within six months of the date of the Registration Rights Agreement and that such Initial Registration Statement shall be declared effective within nine months of the date of the Registration Rights Agreement, subject to certain limitations. Further, the Company has agreed to pay the Investor specified cash payments as partial liquidated damages in the event the Initial Registration Statement is not declared effective by the Securities and Exchange Commission within the specified timeframe.

The Company intends to file the Purchase Agreement, Warrant and Registration Rights Agreement as exhibits to its annual report on Form 10-K for the year ending December 31, 2012 and plans to seek confidential treatment of certain terms in the Purchase Agreement at such time. In connection with the Offering, the Company issued a press release, dated December 27, 2012. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company issued the Shares and Warrants in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Press Release of IGI Laboratories, Inc. dated December 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: December 27, 2012	By:	/s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer